Virtus Rampart Equity Trend Fund,

a series of Virtus Opportunities Trust (the “Trust”)

Supplement dated December 29, 2017 to the Statutory Prospectus and Statement of Additional

Information (“SAI”), each dated April 10, 2017, as supplemented

Important Notice to Investors

Effective January 1, 2018, the investment management fee information shown for the fund in the tables under “Management Fees” starting on page 180 of the Statutory Prospectus and under “Investment Advisory Agreement and Expense Limitation Agreement” starting on page 85 of the SAI is hereby replaced with the following:

Fund	Investment Management Fee
	1st $1 Billion	$1+ Billion
Equity Trend Fund	1.00%	0.95%

Investors should retain this supplement for future reference.

VOT 8020/EquityTrendBP (12/2017)